UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

Granite Point Mortgage Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 38th Floor
New York, NY 10022

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 364-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 31, 2019, Granite Point Mortgage Trust Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Pine River Capital Management L.P. (the “Manager”) and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 6,850,000 shares of its common stock (the “Shares”) in a public offering pursuant to a Registration Statement on Form S-3 (Registration No. 333-226128) (the “Registration Statement”) and a related prospectus, as supplemented by a preliminary prospectus supplement, filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2019 and a final prospectus supplement filed with the SEC on February1, 2019 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).  Pursuant to the Underwriting Agreement,  the Company also granted the Underwriters a 30 day option to purchase on a pro rata basis up to 1,027,500 additional shares.

The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Underwriting Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 1.1.

Item 8.01. Other Events.

On February 5, 2019, the Company completed its public offering of 6,850,000 Shares pursuant to the Underwriting Agreement.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Underwriting Agreement, dated January 31, 2019, between the Company, the Manager and the Underwriters.

5.1	Opinion of Stinson Leonard Street LLP with respect to the legality of the Shares.

8.1	Opinion of Sidley Austin LLP relating to certain tax matters concerning the Shares.

23.1	Consent of Stinson Leonard Street LLP (included in Exhibits 5.1).

23.2	Consent of Sidley Austin LLP (included in Exhibits 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: February 5, 2019